SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 16, 2000


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


 United States                     0-26172                       58-1897792
 -------------                     -------                       ----------
  (State or                      (Commission                    (IRS Employer
other jurisdiction                File No.)                  Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      ------
  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5              Other Events.
                    -------------

                    The registrant distributed the Certificateholders Statement for the month of September 2000 to the Series 1995-1 Certificateholders on October 16, 2000.

                    The registrant distributed the Certificateholders Statement for the month of September 2000 to the Series 1996-1 Certificateholders on October 16, 2000.


                    The registrant distributed the Certificateholders Statement for the month of September 2000 to the Series 2000-1 Certificateholders on October 16, 2000.




                                      - 1 -




Item 7(c).           Exhibits.
                     ---------

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

          99.1 Series 1995-1 Certificateholders Statement for the month of September 2000.

          99.2 Series 1996-1 Certificateholders Statement for the month of September 2000.

          99.3 Series 2000-1 Certificateholders Statement for the month of September 2000.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CIRCUIT CITY CREDIT CARD
                             MASTER TRUST


                             By:       FIRST NORTH AMERICAN
                                       NATIONAL BANK, as
                             Transferor and Servicer


                              By:
                                        ---------------------
                                        Michael T. Chalifoux
                                        Chairman of the Board





Date:      October 16, 2000

                                       -2-













                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST











                                INDEX TO EXHIBITS



         Exhibit
         Number                      Exhibit


          99.1 Series 1995-1 Certificateholders Statement for the month of September 2000.


          99.2 Series 1996-1 Certificateholders Statement for the month of September 2000.


          99.3 Series 2000-1 Certificateholders Statement for the month of September 2000.